Exhibit 99.1

Industrea Acquisition Corp. and Concrete Pumping Holdings Complete Business Combination

NEW YORK – December 6, 2018 – Industrea Acquisition Corp. (Nasdaq: INDUU, INDU, INDUW) ("Industrea") today announced the closing of its previously announced business combination with Concrete Pumping Holdings, Inc. (“CPHI”). The business combination was approved at Industrea’s special meeting of stockholders held December 4th, 2018.

The business combination resulted in Industrea and CPHI becoming wholly owned subsidiaries of Concrete Pumping Holdings Acquisition Corp., which has changed its name to Concrete Pumping Holdings, Inc. (“CPH” or the “Company”). CPH expects that its common stock and warrants will commence trading on the Nasdaq Capital Market on December 7th, 2018, under the ticker symbols “BBCP” and “BBCPW,” respectively.

CPH is the leading provider of concrete pumping services in the fragmented U.S. and U.K. markets, operating the only established, national brands in both markets (Brundage-Bone and Camfaud, respectively), and concrete waste management services under the Eco-Pan brand. CPH is led by CEO Bruce Young, who is a 38-year veteran of the industry and will continue to serve in that role and hold a seat on the new board of directors.

Commenting on the transaction, Young stated, “We are excited to take this next step as a company and believe we are now even better positioned to continue to deliver our industry-leading services in the U.S. and U.K. CPH has long desired to be a public company to access the capital markets in order to further grow our differentiated platform, and now that we have opened this next chapter, we are eager to add to our significant scale, geographic reach, and service line offering.”

With the industry’s most comprehensive fleet and highly-skilled operators, CPH provides highly specialized, quality service and is especially suited to support large and complex construction projects. It provides concrete pumping services in the U.S. from a footprint of 80 locations across 22 states under the Brundage-Bone brand, and in the U.K. from 28 locations under the Camfaud brand. CPH is well-diversified across the commercial, infrastructure and residential end-markets, and serves a growing base of more than 8,000 customers with minimal customer concentration.

Howard Morgan, former CEO of Industrea Acquisition Corp., said, “We are thrilled to partner with Bruce and the highly experienced CPH team in this next stage of their growth. CPH is unrivaled in its ability to serve the concrete pumping and waste management market, and we look forward to continuing to support them as directors of the combined company.”

Concrete pumping is a specialized method of concrete placement that requires highly-skilled operators to position a truck-mounted boom for precise delivery when direct pouring is not feasible. The customer value proposition of concrete pumping includes shortened project times, enhanced access to challenging construction locations, consistent placement and enhanced job site safety. Importantly, since concrete pumping is also materially less labor-intensive than traditional placement methods, it represents a superior all-in cost solution for customers who are operating in an environment characterized by high construction labor costs. As a result of its attractive customer value proposition, concrete pumping has increasingly displaced other concrete placement methods.

Tariq Osman, former executive vice president of Industrea Acquisition Corp. commented, “In this next phase of growth, we’re looking forward to continuing the rollout of CPH’s complementary, full-service, cost-effective, and regulatory-compliant solution to manage environmental issues caused by concrete wastewater (“washout”) under the Eco-Pan brand. Its route-based solution operates from 13 locations in the U.S., provides watertight pans used to collect concrete washout, and ensures fully-compliant disposal and recycling of the waste.”

With the closing of the business combination, CPH’s board now consists of Bruce Young, CPH CFO Iain Humphries, Howard Morgan, Tariq Osman, Heather Faust, and four independent directors, including chairman David Brown, Brian Hodges, David Hall, and John Piecuch. In addition, CPH expects three directors designated by former majority shareholder, Peninsula Pacific, to be appointed to the board following the closing.

Industrea was advised on the transaction by B. Riley FBR, Stifel, Headwall, and XMS Capital Partners. B. Riley FBR also acted as sole placement agent for the PIPE investments. Winston & Strawn LLP acted as Industrea’s legal counsel. Ellenoff Grossman & Schole LLP acted as legal counsel to B. Riley FBR. CPHI and Peninsula Pacific were advised by Baird with Latham & Watkins LLP acted as legal counsel to CPHI and Peninsula Pacific. Ballard Spahr LLP also acted as legal counsel to CPHI.

About Concrete Pumping Holdings (CPH)

CPH is the leading provider of concrete pumping services and concrete waste management services in the fragmented U.S. and U.K. markets, operating under the only established, national brands in both markets (Brundage-Bone and Camfaud, respectively). Concrete pumping is a specialized method of concrete placement that requires highly-skilled operators to position a truck-mounted fully-articulating boom for precise delivery of ready-mix concrete from mixer trucks to placing crews on a job site. CPH’s large fleet of specialized pumping equipment and trained operators position it to deliver concrete placement solutions that facilitate substantial labor cost savings to customers, shorten concrete placement times, enhance worksite safety and improve construction quality. CPH is also the leading provider of concrete waste management services in the U.S. market, operating under the only established, national brand, Eco-Pan. Highly complementary to its core concrete pumping service, Eco-Pan provides a full-service, cost-effective, regulatory-compliant solution to manage environmental issues caused by concrete washout. As of July 31, 2018, CPH provides concrete pumping services in the U.S. from a footprint of 80 locations across 22 states, concrete pumping services in the U.K. from 28 locations, and route-based concrete waste management services from 13 locations in the U.S. For more information, please visit www.concretepumpingholdings.com or CPH’s brand websites at www.brundagebone.com, www.camfaud.co.uk, or www.eco-pan.com.

About Industrea Acquisition Corp.

Industrea Acquisition Corp. is a special purpose acquisition company formed by an affiliate of Argand Partners for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses in the industrial sector. Industrea Acquisition Corp. completed its initial public offering in August 2017, raising approximately $230 million in cash proceeds. For more information, please visit www.IndustreaEquity.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s and CPHI’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and CPHI’s expectations with respect to future performance and anticipated financial impacts of the transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and CPHI’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company and CPHI; the inability to obtain or maintain the listing of the Company’s shares of common stock of on The Nasdaq Stock Market; the risk that the business combination disrupts current plans and operations as a result of the consummation of the transaction; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of CPH to grow and manage growth profitably and retain its key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that CPH may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in CPH’s filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact:

Liolios, Investor Relations

Cody Slach or Matt Glover

(949) 574-3860

INDU@Liolios.com